                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           SECURITY BIOMETRICS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            SECURITY BIOMETRICS, INC.

                       1030 W. GEORGIA STREET, SUITE 1410

                         VANCOUVER, B.C. CANADA V6E 2Y3

                 NOTICE OF 2002 SPECIAL MEETING OF SHAREHOLDERS


                             TO BE HELD MAY 22, 2002


TO THE SHAREHOLDERS:


The 2002 Special Meeting of Shareholders of Security Biometrics, Inc. (the "Company") will be held on Wednesday May 22, 2002, at 10:00 a.m. Pacific Daylight Time at Security Biometrics, Inc., located at 1030 W. Georgia Street, Suite 1410, Vancouver, B.C. Canada V6E 2Y3, for the following purposes:


         1. To approve an amendment to the Articles of Incorporation to increase the authorized Common Stock of the Company to 300,000,000 shares.


The Board of Directors has fixed May 3, 2002 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting.


ALL SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SUBMITTED THEIR PROXY.

March 13, 2002                               BY ORDER OF THE BOARD OF DIRECTORS


                                             Kenneth Barr,
                                             President

                            SECURITY BIOMETRICS, INC.

                       1030 W. GEORGIA STREET, SUITE 1410

                         VANCOUVER, B.C. CANADA V6E 2Y3

                                 PROXY STATEMENT

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS


                      TO BE HELD ON WEDNESDAY, MAY 22, 2002



This Proxy Statement and the accompanying Proxy form, attached hereto as Appendix A, are furnished to the shareholders (the "Shareholders") of Security Biometrics, Inc. (The "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2002 Special Meeting of Shareholders (the "Meeting"). The Meeting will be held on Wednesday, May 22, 2002, beginning at 10:00 a.m. Pacific Daylight Time at the Company's headquarters, located at 1030 West Georgia Street, Suite 1410, Vancouver, British Columbia, Canada. The Notice of Special Meeting, and this Proxy Statement are being mailed to the Shareholders on or about May 7, 2002.


The enclosed Proxy is solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangement to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

The record date for determining the shareholders entitled to vote at the meeting is Match 7, 2002. As of that date, there were 86,843,325 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. There were not shares of any other class of stock outstanding which were entitled to vote as of that date. It is important that your shares be represented at the Meeting. Please complete and sign the enclosed Proxy and return it to the Company.

To approve the proposed amendment to the Company's Articles of Incorporation, a majority of outstanding shares of Common Stock entitled to vote on the proposed amendment must vote in favor of the amendment.

                                  PROXY VOTING

Shares for which proxy cards are properly executed and returned, or properly voted telephonically, will be voted at the Special Meeting in accordance with directions noted thereon or, in the absence of directions, will be voted "FOR" approval of having 300,000,000 authorized shares of Common Stock. Should any other business properly come before the meeting, the person or persons named as the proxy shall be allowed to vote on such a matter as that person or those persons determine in his, her or their sole discretion.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Manhattan Transfer Registry Company, a proxy form for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

                  ATTENDANCE AND VOTING AT THE SPECIAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card or telephonically. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy". We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

                                   ABSTENTION

Abstention votes will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes will not be counted as present or represented at the Meeting for the purpose of determining whether a quorum exists. A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. In the election of Directors, an abstention will have no effect on the outcome. Abstention from voting will have the same effect as voting against the proposal to amend the Company's Articles of Incorporation, against the proposal to approve the amendments to the Company's 1999 Stock Option Plan, and against the ratification of the independent auditors.

                                   REVOCATION

Any person who completes the enclosed proxy form may revoke that proxy at any time prior to its exercise by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy form bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting. A person may also revoke a proxy by attending the Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder.

                                PROPOSAL NUMBER 1

                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Articles of Incorporation currently authorizes the Company to issue a maximum of 100,000,000 shares of Common Stock. Under Nevada law, subject to certain exceptions which are inapplicable to the present proposal, the Board of Directors may not issue any shares in excess of the 100,000,000 shares unless the Articles of Incorporation are amended to allow the Company to issue a greater number of shares.

To pay for future Company growth and possible joint ventures, the Company will need to raise additional funds. One way to further the Company's growth is by raising funds through sales of the Company's shares. The Company is currently actively engaged in negotiations to secure necessary funding for the Company's current operations and for expansion of the Company's business.


By increasing the number of shares of Common stock that the Company is authorized to issue, the Company will be able to fund and finance, either by the sale of the shares or the use of the shares themselves, operations and expansion. The Board of Directors believes that with an increased number of shares of Common stock, the Company will have greater flexibility to raise additional, future financing, thereby benefiting the Company. The Company does not plan to use any of the newly authorized shares in connection with the acquisition of all or part of another entity.


DESCRIPTION OF AMENDMENT - LEGAL EFFECT

The text of the proposed amendment to the Articles of Incorporation is set forth in Attachment A to this Proxy Statement. The following summarizes the material provisions of the amendment.

If approved by the shareholders, the amendment would allow the Company to issue a maximum of 300,000,000 shares of Common Stock. This is an increase of 200,000,000 shares over the limit currently contained in the Articles of Incorporation.

If the shareholders approve the amendment, the amendment to the Articles of Incorporation will be submitted for filing with the Nevada Secretary of State. The amendment will enter into effect upon its acceptance for filing by the Nevada Secretary of State.

REQUIRED VOTE FOR APPROVAL

Approval of the amendment will require the affirmative vote of a majority of the outstanding shares of the Company's stock entitled to vote at the Meeting. Each share is entitled to one vote. Proxies solicited by the Board of Directors will be voted FOR this proposal unless the shareholders specify to the contrary in their proxies of specifically abstaining from voting on this matter. Abstention votes and broker non-votes will have the effect of a vote against the amendment. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the amendment, rather than only a majority present at the Meeting, shares that are not presented at the Meeting and do not vote will have the effect of a vote against the amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000.

                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR

                       2002 ANNUAL MEETING OF SHAREHOLDERS

The 2002 Annual Meeting of Shareholders has been scheduled to take place on August 15, 2002. Shareholder proposals for presentation at that meeting must be received by the Company by no later than July 1, 2002.

                                 OTHER BUSINESS

         It is not intended that any business other than that set forth in the Notice of Special Meeting and more specifically described in this Proxy Statement will be brought before the Special Meeting. If any other business should properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Special Meeting pursuant to the discretionary authority granted in the proxy.

                                              By Order of the Board of Directors


                                              Stephen Henry
                                              Secretary

March 13, 2002

Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Wayne Taylor, Chief Financial Officer, Security Biometrics, Inc. 1030 West Georgia Street, Suite 1410, Vancouver, British Columbia, Canada V6E 2Y3.

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       Of

                            ARTICLES OF INCORPORATION

                 SECURITY BIOMETRICS, INC., a Nevada corporation

         Kenneth Barr and Stephen Henry certify that:

1. They are the duly appointed and qualified President and Secretary of Security Biometrics, Inc., a Nevada corporation (the "Corporation").

2. The Articles of Incorporation of the Corporation are amended and restated in their entirety as follows:

                  FIRST.  The name of the corporation is:

                            SECURITY BIOMETRICS, INC.

                  SECOND. Its registered office in the State of Nevada is located at 2533 North Carson Street, Carson City, Nevada 89706 that this Corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors, or by the By-Laws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within the State of Nevada.

                  THIRD. The objects for which this Corporation is formed are:
         To engage in any lawful activity, including, but not limited to the following:

         (A) Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

         (B) May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.

         (C) Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

         (D) Shall have power to sue and be sued in any court of law or equity.

         (E)      Shall have power to make contracts.

         (F) Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

         (G) Shall have power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.

         (H) Shall have power to make By-Laws not inconsistent with the constitution or laws of the Untied States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

         (I) Shall have power to wind up and dissolve itself, or be wound up or dissolved.

         (J) Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the corporation on any corporate documents is not necessary. The corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.

         (K) Shall have power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

         (L) Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state of government, and, while owners of such stock, bonds, securities or evidences or indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.

         (M) Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property or fund.

         (N) Shall have power to conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

         (O) Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the incorporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the corporation, or any amendment thereof.

         (P) Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.

         (Q) Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

                  FOURTH. That the total number of common stock authorized that may be issued by the Corporation is THREE HUNDRED MILLION (300,000,000) shares of stock @ $.001 par value. Said common shares may be issued by the Corporation from time to time for such considerations as may be fixed by the Board of Directors.

                  Preferred Stock may also be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock

                  FIFTH. The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

                  SIXTH. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

                  SEVENTH. The resident agent for this corporation shall be:

                            LAUGHLIN ASSOCIATES, INC.

                  The address of said agent, and, the registered or statutory address of this corporation in the state of Nevada, shall be:

                                                2533 North Carson Street
                                                Carson City, Nevada 89706

                  EIGHTH. The corporation is to have perpetual existence.

                  NINTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:
         Subject to the By-Laws, if any, adopted by the Stockholders, to make, alter or amend the By-Laws of the Corporation.

         To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

         By resolution passed by a majority of the whole Board, to designate one
         (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the By-Laws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

         When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of Directors deems expedient and for the best interests of the Corporation.

            TENTH. No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

            ELEVENTH. No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

            TWELFTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

         3. The foregoing Amendment of the Articles of Incorporation was duly adopted by the shareholders and the board of directors of the Corporation in accordance with the provisions of the NRS
                  78.385 and NRS 78.390.

         IN WITNESS WHEREOF, I have signed my name this __ day of March, 2002

         ______________________________          _______________________________
         Kenneth Barr, President                    Stephen Henry, Secretary

                            SECURITY BIOMETRICS, INC

               PROXY FOR THE 2002 SPECIAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned stockholder of SECURITY BIOMETRICS, INC., a Nevada corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of the Stockholders and Proxy Statement, each dated May 7, 2002 and hereby appoints ____________________ and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Special Meeting of the Stockholders of SECURITY BIOMETRICS, INC. to be held on Wednesday, May 22, 2002 at 10:00 A.M. Pacific Time at 1030 West Georgia Street, Suite 1410, Vancouver, British Columbia, Canada and any adjournments thereof, to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


         1. Proposal to approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 300,000,000 shares.

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION.

All _____________of such attorneys or substitutes (if all three are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting than that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:____________, 2002



_________________________________
(signature)



_________________________________
(signature)



_________________________________
(signature)

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign)